UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2023

Rubicon Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40910	88-3703651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

335 Madison Avenue, 4th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(844) 479-1507

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Credit, Security and Guaranty Agreement

On December 5, 2023, Rubicon Technologies, Inc. (the “Company”) entered into Amendment No. 2 to Credit, Security, and Guaranty Agreement (“Amendment No. 2”) with Rubicon Technologies Holdings, LLC, a Delaware limited liability company (“Holdings”), Rubicon Technologies International, Inc., a Delaware corporation, Rubicon Global, LLC, a Delaware limited liability company, Cleanco LLC, a New Jersey limited liability company, Charter Waste Management, Inc., a Delaware corporation, RiverRoad Waste Solutions, Inc., a New Jersey corporation (each individually as a “Borrower”, and collectively as “Borrowers”), Midcap Funding IV Trust, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time party thereto. Amendment No. 2 amends the Credit, Security, and Guaranty Agreement, dated as of June 7, 2023, by and among the Company, Holdings, Borrowers, and Agent (the “Original Credit Agreement”) by (i) adding the defined term Second Amendment Effective Date, (ii) revising the defined term Borrowing Base, and (iii) amending and restating Section 2.2(f) “Deferred Revolving Loan Origination Fee.”

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of the same, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits No.	Description
10.1	Amendment No. 2 To Credit, Security and Guaranty Agreement, dated December 5, 2023, by and between Rubicon Technologies, Inc. and MidCap Funding IV Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Technologies, Inc.

By:	/s/ Kevin Schubert
	Name:	Kevin Schubert
	Title:	Chief Financial Officer, President and Secretary

Date: December 11, 2023

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